UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2006


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                                 iPAYMENT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                                    ---------
                            (Commission File Number)

                                   62-1847043
                                   ----------
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
                               -------------------
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 13, 2006, iPayment, Inc. issued a press release announcing the company will hold a conference call to discuss its 2006 third-quarter results on Wednesday, November 15, 2006 at 10:30 a.m. ET. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events

On November 13, 2006, iPayment, Inc. issued a press release announcing the launch of an offer to exchange all of its existing 9 3/4% Senior Subordinated Notes due 2014 (the "Notes") for new 9 3/4% Senior Subordinated Notes due 2014 (the "Exchange Notes"). The exchange offer will expire at 5:00 p.m. (New York time) on December 13, 2006, unless extended. The Exchange Notes are identical in all material respects to the existing Notes, except that the Exchange Notes have been registered with the Securities and Exchange Commission and are not subject to transfer restrictions and registration rights relating to the existing Notes. The full text of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number  Description of Exhibit
--------------  ----------------------

Exhibit 99.1 Press release of iPayment, Inc. issued November 13, 2006, entitled "iPayment Announces Conference Call to Discuss Third-Quarter Financial Results."

Exhibit 99.2 Press release of iPayment, Inc. issued November 13, 2006, entitled "iPayment Announces Launch of Exchange Offer for its 9 3/4% Notes."




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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              iPAYMENT, INC.

Date: November 13, 2006                       By: /s/ Clay M. Whitson
                                                  ------------------------------
                                                  Name:  Clay M. Whitson
                                                  Title: Chief Financial Officer









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
                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  ----------------------

Exhibit 99.1 Press release of iPayment, Inc. issued November 13, 2006, entitled "iPayment Announces Conference Call to Discuss Third-Quarter Financial Results."

Exhibit 99.2 Press release of iPayment, Inc. issued November 13, 2006, entitled "iPayment Announces Launch of Exchange Offer for its 9 3/4% Notes."







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